QuickLinks -- Click here to rapidly navigate through this document

INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Greenland Corporation on Form S-8 of our report dated February 18, 2000, appearing in the Annual Report Form 10-K of Greenland Corporation for the year ended December 31, 1999.

                      /s/ Levitz, Zacks & Ciceric

                      Levitz, Zacks & Ciceric
                      San Diego, California

April 19, 2001

QuickLinks

INDEPENDENT AUDITORS' CONSENT